5. DISPOSITION OF DISCONTINUED OPERATIONS – BRALORNE GOLD MINES LTD.	12 Months Ended
Dec. 31, 2019
Disposition Of Discontinued Operations Bralorne Gold Mines Ltd.
Note 5 - DISPOSITION OF DISCONTINUED OPERATIONS – BRALORNE GOLD MINES LTD.

On December 13, 2019, the Company completed the sale of its 100% wholly-owned subsidiary Bralorne Gold Mines Ltd. (“Bralorne”) to Talisker Resources Ltd. (“Talisker”). The sale includes the Bralorne Gold Mine and is part of the Company’s plan to focus on its core mining operations in Mexico.

The consideration includes:

•	C$8.7 million (translated to $6,599) in cash

•	The issuance of 12,580,000 common shares of Talisker, representing 9.9% on a pro-forma basis following the close of the transaction and subsequent financing by Talisker;

•	The issuance of 6,290,000 share purchase warrants exercisable at C$0.25 per share for a period of three years after the closing, subject to acceleration in the event the closing price of Talisker’s common shares is great than C$0.35 per share for 20 or more consecutive trading days at any time following April 14, 2020;

The sale includes the Bralorne claims, as well as nine mineral claims covering approximately 2,114 hectares in the Lillooet Mining Division of British Columbia, known as the BRX Property.

The Company also received future consideration of a $2.5 million cash payment, contingent upon the commencement of commercial production at the Bralorne Mine, for which a fair value has been determined to be Nil at this time.

The Company recognized a loss on disposition, net of tax, calculated as follows:

Cash proceeds	$6,599
Talisker shares	2,243
Talisker warrants	716
Total proceeds	$9,558
Net assets sold and derecognized:
Cash	1,495
Other current assets	242
Exploration and evaluation assets	45,613
Plant and equipment	1,745
Other long-term assets	19
Current portion of finance lease obligations and equipment loans	(175)
Non-current portion of finance lease obligations and equipment loans	(111)
Site restoration obligation	(10,828)
Foreign currency translation adjustments	(42)
37,958
Loss on disposition before selling costs	(28,400)
Selling costs	(490)
Loss on disposition, net	(28,890)

As a result of the sale, the comparative net income (loss) for the current period, as well as previous two years, have been reclassified from continuing operations to discontinued operations:

	2019	2018	2017
Revenue from mining operations	$-	$-	$-
Cost of sales	-	-	-
Mine operating income (loss)	-	-	-

Operating expenses (income)	16	(45)	(14)
Accretion of reclamation provision	217	256	154
Gain on sale of assets	2	(175)	-
Other items	1	(5)	3
Loss on disposition	28,890	-	-
Net loss before income taxes	(29,126)	(31)	(143)
Income taxes	-	-	-
Net loss from discontinued operations and on disposal	$(29,126)	$(31)	$(143)

The results of discontinued operations included in the consolidated statements of cash flows for the years ended December 31, 2019, 2018 and 2017, are as follows:

Cash generated by (used in):	2019	2018	2017

Cash flow used in operating activities	$(19)	$(7)	$12
Cash flow used in financing activities	(258)	(590)	(871)
Cash flow used in investing activities	(5,583)	(4,178)	(5,270)
Net cash decrease from discontinued operations	$(5,860)	$(4,775)	$(6,129)